SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                       --------------------

                             Form 8-K
                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5, 1997


                       Caliber System, Inc.

      (Exact name of registrant as specified in its charter)


       Ohio                    0-10716                 34-1365496
 (State or Other           (Commission File          (IRS Employer
   Jurisdiction                 Number)           Identification Number)
 of Incorporation)

  3925 Embassy Parkway, Akron, Ohio                         44333
(Address of principal executive offices)                  (Zip Code)


                          (330) 665-5646
      (Registrant's telephone number, including area code)

                               None
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

          Attached and incorporated herein by reference as
          Exhibit 99.1 and Exhibit 99.2, respectively, are copies of (1) a press release dated as of October 6, 1997, in which Caliber System, Inc. announced that it had entered into a definitive agreement pursuant to which it will be acquired by Federal Express Corporation and
          (2) an Agreement and Plan of Merger dated October 5, 1997 among Federal Express Corporation, Caliber System, Inc., Fast Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc.

Item 7(c) Exhibits.

     99.1 Press release dated October 6, 1997 announcing the signing of an agreement pursuant to which Caliber
          System, Inc. will be acquired by Federal Express
          Corporation.

     99.2 Agreement and Plan of Merger dated October 5, 1997 among Federal Express Corporation, Caliber System, Inc., Fast
          Holding Inc., Fast Merger Sub Inc. and Tires Merger Sub Inc.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CALIBER SYSTEM, INC.
                                  ------------------------------
                                             (Registrant)


Date:  October 9, 1997            By:  /s/ JOHN E. LYNCH
                                  ------------------------------
                                              (Signature)

                                  Name: John E. Lynch
                                  Title: Vice President, General
                                         Counsel and Secretary

                          EXHIBIT INDEX


Exhibit        Description

Item 7(c).     Exhibits

99.1 Press release dated October 6, 1997 announcing the signing of an agreement pursuant to which Caliber System, Inc. will be acquired by Federal
                Express Corporation.

99.2            Agreement and Plan of Merger dated October 5,
                1997 among Federal Express Corporation, Caliber
                System, Inc., Fast Holding Inc., Fast Merger Sub
                Inc. and Tires Merger Sub Inc.